Registration No. 333-_________
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------
                              The Pittston Company
             (Exact name of registrant as specified in its charter)

              VIRGINIA                             Issuer:  54-1317776
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)
                          1000 Virginia Center Parkway
                                  P.O. Box 4229
                         Glen Allen, Virginia 23058-4229
                    (Address of principal executive offices)
                                    ------------
                 Key Employees' Deferred Compensation Program
                             of The Pittston Company
                                       and
                        1994 Employee Stock Purchase Plan
                             of The Pittston Company
                            (Full Title of the Plans)
                                    ------------
                                 AUSTIN F. REED
                 Vice President, General Counsel and Secretary
                              The Pittston Company
                          1000 Virginia Center Parkway
                                  P.O. Box 4229
                         Glen Allen, Virginia 23058-4229
                                 (804) 553-3600
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                                 With a copy to:
                            Allen C. Goolsby, Esquire
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                            Richmond, Virginia 23219
                                 (804) 788-8200
                        -------------------------------

                         CALCULATION OF REGISTRATION FEE
===============================================================================
                                        Proposed       Proposed
 Title of securities   Amount to be     maximum        maximum      Amount of
  to be registered      registered   offering price   aggregate    registration
                                       per share    offering price     fee
-------------------------------------------------------------------------------
The Pittston Company
Key Employees'
Deferred
Compensation Program

Pittston Brink's
 Group                100,000 shares    $28.688*     $2,868,800*    $797.53*
Common Stock, par
value $1.00 per
share (including
associated Rights)

Pittston BAX Group    200,000 shares    $10.875*     $2,175,000*    $604.65*
Common Stock, par
value $1.00 per
share (including
associated Rights)

Pittston Minerals
 Group                250,000 shares     $1.50*       $375,000*     $104.25*
Common Stock, par
value $1.00 per
share (including
associated Rights)

The Pittston Company
1994 Employee Stock
Purchase Program

Pittston Minerals
 Group               400,000 shares     $1.50*       $600,000*     $166.80*
Common Stock, par
value $1.00 per
share (including
associated Rights)
===============================================================================
      (*) Calculated pursuant to Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act") based on the average of the high and low prices of the New York Stock Exchange on May 13, 1999.
===============================================================================
      In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee stock purchase program described herein.

                              THE PITTSTON COMPANY

      This Registration Statement is filed pursuant to General Instruction E of Form S-8 for the purpose of registering (i) 100,000 additional shares of Pittston Brink's Group Common Stock, par value $1.00 per share, including associated rights (the "Brink's Stock"), 200,000 additional shares of Pittston BAX Group Common Stock, par value $1.00 per share, including associated rights (the "BAX Stock"), and 250,000 additional shares of Pittston Minerals Group Common Stock, par value $1.00 per share, including associated rights (the "Minerals Stock"), issuable pursuant to the Key Employees' Deferred Compensation Program of The Pittston Company(the "Deferred Compensation Program") and (ii) 400,000 additional shares of Minerals Stock issuable pursuant to the 1994 Employee Stock Purchase Plan of The Pittston Company (the "1994 Stock Purchase Plan"). The Pittston Company (the "Company") initially registered the issuance of (i) 250,000 shares of Pittston Services Group Common Stock ("Services Stock"), and 100,000 shares of Minerals Stock in connection with the Deferred
Compensation Program and (ii) 750,000 shares of Services Stock and 250,000 shares of Minerals Stock in connection with the 1994 Stock Purchase Plan on its Registration Statement on Form S-8 (Registration No. 33-53565) as filed with the Securities and Exchange Commission (the "Commission") on May 10, 1994. Subsequently, the Company amended its Restated Articles of Incorporation to redesignate Services Stock as Brink's Stock and to authorize the creation of Pittston Burlington Group Stock ("Burlington Stock"). The Company distributed one-half of one share of Burlington Stock for each outstanding share of Services Stock (which Services Stock was redesignated as Brink's Stock). The Company filed Post-Effective Amendment No. 1 to Form S-8 (Registration No. 33-53565) to reflect the reclassification of Services Stock as Brink's Stock and to register shares of Burlington Stock. Effective May 4, 1998, the designation Pittston Burlington Group Common Stock and Pittston Burlington Group were changed to Pittston BAX Group Common Stock and Pittston BAX Group, respectively. The contents of Registration Statement No. 33-53565 and of Post-Effective Amendment No. 1 thereto are incorporated by reference herein.

      Pursuant to Rule 429, (i) the Prospectus related to shares of Brink's Stock, BAX Stock and Minerals Stock registered pursuant to this Registration Statement for the Deferred Compensation Program also relates to shares of Services Stock (which Services Stock was reclassified as Brink's Stock) and Minerals Stock registered pursuant to Registration Statement No. 33-53565 and to shares of Burlington Stock (now BAX Stock) registered pursuant to Post-Effective Amendment No. 1 to Registration Statement No. 33-53565, and (ii) the Prospectus related to shares of Minerals Stock registered pursuant to this Registration Statement for the 1994 Stock Purchase Plan also relates to shares of Services Stock (which Services Stock was reclassified as Brink's Stock) and Minerals Stock registered pursuant to Registration Statement No. 33-53565 and to shares of Burlington Stock (now BAX Stock) registered pursuant to Post-Effective Amendment No. 1 to Registration Statement No. 33-53565

                                       II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.     Incorporation of Documents by Reference.

      The following documents filed by the Company with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference into this Registration Statement:

(a)      The Company's  Annual  Report on Form 10-K for the year ended  December
         31, 1998;

(b) The 1994 Stock Purchase Plan's Annual Report on Form 11-K for the year ended December 31, 1998;

(c)      The Company's Current Report on Form 8-K dated January 4, 1999;

(d)      The Company's Current Report on Form 8-K dated March 16, 1999; and

(e) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

      Additionally incorporated by reference into this Registration Statement is the Description of Brink's Stock, Burlington Stock (now BAX Stock) and Minerals Stock attached as Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the Commission as of December 4, 1995 (Commission File No. 1-9148).

      In addition to the foregoing, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereunder have been issued or which deregisters all securities offered then remaining unsold, shall be deemed incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement, including financial statements, contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.     Interests of Named Experts and Counsel.

      Certain legal matters regarding shares of common stock will be passed upon for the Company by Austin F. Reed, Vice President, General Counsel and Secretary of the Company. Mr. Reed beneficially owns 31,560 shares Brink's Stock, 48,027 shares of BAX Stock and 25,184 shares of Minerals Stock.

Item 8.     Exhibits.

      The following exhibits are filed as part of this Registration Statement:

Exhibit No.
----------

4.1           Restated  Articles of  Incorporation  of the  Company  dated as of
              March 18, 1998  (incorporated  by reference to Exhibit 3(i) to the
              Company's  Current  Report  on  Form  8-K  dated  March  19,  1998
              (Commission File No. 1-9148)).
4.2           Bylaws  of  the  Company,  as  amended  through  January  1,  1999
              (incorporated  by  reference  to  Exhibit  3(ii) of the  Company's
              Annual  Report on Form 10-K,  filed on March 23, 1999  (Commission
              File No. 1-9148)).
4.3           Amendment dated as of July 1, 1997 to the Rights Agreement between the  Company and  BankBoston,  N.A.,  as  successor  Rights  Agent
              (incorporated by reference to Exhibit 4 to the Company's Quarterly
              Report  on  Form  10-Q,  for  the  quarter  ended  June  30,  1997
              (Commission File No. 1-9148)).
4.4           Amended and Restated Rights Agreement dated as of January 19, 1996 between the  Company and  Chemical  Mellon  Shareholder  Services,
              L.L.C., as Rights Agent (incorporated by reference to Exhibit 2 to the Company's  Registration  Statement on Form 8-A, dated February
              26, 1996 (Commission File No. 1-9148)).
4.5           Form of Right Certificate for the Brink's Rights (incorporated by reference to Exhibit B-1 of Exhibit 2 to the Company's
              Registration Statement on Form 8-A, dated February 26, 1996
              (Commission File No. 1-9148)).
4.6           Form of Right Certificate for the Mineral Rights (incorporated by reference to Exhibit B-2 of Exhibit 2 to the Company's
              Registration Statement on Form 8-A, dated February 26, 1996
              (Commission File No. 1-9148)).
4.7           Form of  Right  Certificate  for the  Burlington  Rights  (now BAX
              Rights)  (incorporated by reference to Exhibit B-3 of Exhibit 2 to the Company's  Registration  Statement on Form 8-A, dated February
              26, 1996 (Commission File No. 1-9148)).
5             Opinion of Austin F. Reed, Esq., regarding Brink's Stock, BAX
              Stock and Minerals Stock.
23            Consent of Independent Auditors.
24            Powers of Attorney (included on Signature Page).

                                   SIGNATURES

The Registrant

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Henrico, Commonwealth of Virginia, on the 14th day of May, 1999.

                                    THE PITTSTON COMPANY



                                    By:     /s/ Austin F. Reed
                                          ---------------------------
                                          Austin F. Reed
                                          Vice President, General Counsel and
                                          Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


         Signature                   Title                   Date
         ---------                   -----                   ----


/s/ Michael T. Dan           Chairman of the             May 14, 1999
---------------------------- Board, President,
Michael T. Dan               Chief Executive
                             Officer and Director


       *                     Vice President and          May 14, 1999
---------------------------- Chief Financial
Robert T. Ritter             Officer


       *                     Director                    May 14, 1999
----------------------------
Roger G. Ackerman

       *                     Director                    May 14, 1999
----------------------------
James R. Barker

                             Director
----------------------------
Marc C. Breslawsky

       *                     Director                    May 14, 1999
----------------------------
James L. Broadhead

       *                     Director                    May 14, 1999
----------------------------
William F. Craig

       *                     Director                    May 14, 1999
----------------------------
Gerald Grinstein

       *                     Director                    May 14, 1999
----------------------------
Ronald M. Gross

       *                     Director                    May 14, 1999
----------------------------
Carl S. Sloane

                             Director
----------------------------
Robert H. Spilman


*By:          /s/ Michael T. Dan
     -------------------------------------------
      Name:  Michael T. Dan,  Attorney-in-Fact

                                   SIGNATURES

The Plan

      Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) appointed under the 1994 Stock Purchase Plan have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Henrico, Commonwealth of Virginia on the 14th day of May, 1999.

                                    THE PITTSTON COMPANY 1994 EMPLOYEE STOCK
                                    PURCHASE PLAN

                                    By:  /s/ James B. Hartough
                                     ----------------------------------------
                                         James B. Hartough
                                         Member of Administrative Committee

                                    EXHIBIT INDEX

Exhibit No.
--------------

4.1           Restated  Articles of  Incorporation  of the  Company  dated as of
              March 18, 1998  (incorporated  by reference to Exhibit 3(i) to the
              Company's  Current  Report  on  Form  8-K  dated  March  19,  1998
              (Commission File No. 1-9148)).
4.2           Bylaws  of  the  Company,  as  amended  through  January  1,  1999
              (incorporated  by  reference  to  Exhibit  3(ii) of the  Company's
              Annual  Report on Form 10-K,  filed on March 23, 1999  (Commission
              File No. 1-9148)).
4.3           Amendment dated as of July 1, 1997 to the Rights Agreement between the  Company and  BankBoston,  N.A.,  as  successor  Rights  Agent
              (incorporated by reference to Exhibit 4 to the Company's Quarterly
              Report  on  Form  10-Q,  for  the  quarter  ended  June  30,  1997
              (Commission File No. 1-9148)).
4.4           Amended and Restated Rights Agreement dated as of January 19, 1996 between the  Company and  Chemical  Mellon  Shareholder  Services,
              L.L.C., as Rights Agent (incorporated by reference to Exhibit 2 to the Company's  Registration  Statement on Form 8-A, dated February
              26, 1996 (Commission File No. 1-9148)).
4.5           Form of Right Certificate for the Brink's Rights (incorporated by reference to Exhibit B-1 of Exhibit 2 to the Company's
              Registration Statement on Form 8-A, dated February 26, 1996
              (Commission File No. 1-9148)).
4.6           Form of Right Certificate for the Mineral Rights (incorporated by reference to Exhibit B-2 of Exhibit 2 to the Company's
              Registration Statement on Form 8-A, dated February 26, 1996
              (Commission File No. 1-9148)).
4.7           Form of  Right  Certificate  for the  Burlington  Rights  (now BAX
              Rights)  (incorporated by reference to Exhibit B-3 of Exhibit 2 to the Company's  Registration  Statement on Form 8-A, dated February
              26, 1996 (Commission File No. 1-9148)).
5             Opinion of Austin F. Reed, Esq., regarding Brink's Stock, BAX
              Stock and Minerals Stock.
23            Consent of Independent Auditors.
24            Powers of Attorney.